Exhibit 10.3a Convertible note dated January 4, 2003, by and between ShutterPort, Inc. and Adelstein Productions, Inc. (Exhibit B to 10.3)

         THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY OTHER APPLICABLE SECURITIES LAWS. AS A RESULT, NO SALE OR TRANSFER OF THIS NOTE OR SUCH SHARES OF COMMON STOCK MAY BE MADE EXCEPT IN COMPLIANCE WITH OR PURSUANT TO AN EXEMPTION FROM SUCH LAWS.

                                SHUTTERPORT, INC.
                             5.926% Convertible Note
                                    $675,000

         SHUTTERPORT, INC. a Florida corporation (the "Company"), having its principal place of business at 1515 N. Federal Highway Suite 300, Boca Raton, Florida 33431, for value received, hereby promises to pay to Steve Adelstein or registered assigns ("Holder"), on January 5, 2012 (the "Maturity Date"), the principal sum (the "Principal Amount") of Six Hundred Seventy Five Thousand Dollars ($675,000).

         1. INTEREST. The Company shall pay interest on the outstanding Principal Amount from the date hereof, at the rate of five and nine hundred twenty six thousands percent (5.926%) per annum. Accrued interest shall be payable annually in arrears, provided that the initial interest payment shall be made simultaneously with the issuance of this Note by the issuance and delivery of 40,000 shares of the Company's Common Stock ("Common Stock"). The Company shall also pay interest on any overdue Principal Amount at the highest rate permitted under the laws of the State of Florida from the date of default to the date of payment of the overdue amount. All computations on interest shall be made on the basis of a year of 360 days on the actual number of days any such Principal Amount is outstanding. The Company shall have the option of paying the interest in cash or shares ("Shares") of Common Stock. If payment is made in Shares, then the number of shares shall be computed based on 60% of the average bid price for the 10 trading days ending on the interest payment date.

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         2. PREPAYMENT.

         NO PREPAYMENT PENALTY. The Principal Amount and all accrued interest on the Note may be paid at any time, without penalty, provided that there shall not be any prorations or adjustment for payments in the first year with respect to the Shares issued as payment for interest.

         REQUIRED PRINCIPAL PAYMENTS. The Company shall be required from time to time to redeem Principal Amount of the Note equal to 33 1/3% of all gross proceeds collected by the Company [with respect to the Howdy Doody library], less related third party costs for duplication and distribution. With Holder's prior written consent, which may be withheld in Holder's sole discretion, the gross proceeds may be further adjusted for other related expenses. Said payment shall be received by the Holder within five days of receipt of cleared funds by the Company. The Company shall provide Holder with quarterly statements of activity of collections within 10 business days of the end of each quarter commencing with the quarter ending March 31, 2003.

         CHANGE OF CONTROL. The Principal Amount and all accrued interest on the Note shall be immediately due and payable upon the acquisition by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, of more than 50% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors excluding, for this purpose, any acquisitions by (a) the Company, (b) any person, entity or "group" that as of the date of this Note owns at least 51% of the Company's Common Stock.

         OFFSET. The Purchaser may offset against the Note any direct out-of-pocket expenses paid by Purchaser, including legal fees, used to defend any third party claims against the Purchased Assets relating to the ownership of such assets, up to $75,000. Purchaser will provide Seller documentation of such expenses.

         3. TRANSFER AND EXCHANGE.

         NO VIEW TOWARD DISTRIBUTION. The Holder represents and warrants that he has acquired this Note for its own account for investment purposes and not with a view toward the distribution of this Note or of the shares of Common Stock issuable upon conversion of this Note.

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         TRANSFER OF RESTRICTED SECURITIES. This Note and the shares of Common
Stock issuable upon the conversion hereof (collectively, "Restricted Securities") are transferable only pursuant to (i) a public offering registered under the Securities Act of 1933, as amended (the "Securities Act"), (ii) Rule 144 promulgated under the Securities Act (or any similar rule then in force) if such rule is available, or (iii) any other legally available means of transfer.

         4. CONVERSION.

         OPTIONAL CONVERSION. The outstanding principal amount of this Note plus all accrued but unpaid interest due thereon shall be convertible at the option of the Holder at a conversion price (the "Conversion Price") equal to $1.50 per share, subject to adjustment as provided herein. The Holder must convert at least $75,000 Principal Amount at any time, provided that if less than $75,000 is then outstanding, then all of such remaining amount shall be converted if any is converted.

         SURRENDER OF NOTE. The Holder shall surrender the Note to the Company accompanied by a written conversion notice to the Company which sets forth the amount of the Note to be converted and the name, with address, in which the certificate for the Shares issuable on such conversion shall be issued.

         DELIVERY. Promptly after the receipt of such notice and the surrender of this Note as aforesaid, the Company covenants to effect such conversion, and the Company shall deliver to the Holder a certificate for the number of full shares of Common Stock issuable upon the conversion of this Note (or specified portion thereof). In the event an amount less than the total outstanding amount shall be converted, the Company shall issue a new Note for the remaining amount of the Note within ten (10) days after the date of conversion.

         COMMON STOCK IN RESERVE. The Company shall at all times reserve and keep available, free from preemptive rights, out of the Company's authorized but unissued Common Stock, for the purpose of effecting the conversion of this Note, the full number of Shares.

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         5. CONVERSION PRICE ADJUSTMENT.

         The Conversion Price shall be subject to adjustment from time to time as set forth in this Section 5.

         STOCK DIVIDENDS. In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying the Conversion Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the date following the date fixed for such determination.

         SUBDIVISIONS AND COMBINATIONS. In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in the case where the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased.


         CERTAIN OTHER DIVIDENDS AND DISTRIBUTIONS. In case at any time or from time to time the Company shall fix a record date for the purpose of determining the holders of its Common Stock entitled to receive any dividend or other similar distribution of cash, or any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever, or

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any warrants or other rights to subscribe for or purchase any evidence of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever, then the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be adjusted by multiplying the Conversion Price in effect immediately prior to such adjustment by a fraction (i) the numerator of which shall be the fair value per share of Common Stock at the date of such determination minus the portion applicable to one share of Common Stock of any cash so distributable and the fair value (as determined in good faith by the Board of Directors of the Company) of any and all evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (ii) the denominator of which shall be the fair value per share of Common Stock at the date of such determination. A reclassification of the Common Stock into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this
Section 5 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 5.

         OTHER PROVISIONS APPLICABLE TO ADJUSTMENT UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the Conversion Price hereinbefore provided for in this Section:

         The adjustments required by this Section 5 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Conversion Price that would otherwise be required shall be made except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 5 unless and until such adjustment either by itself or with other adjustments not previously made adds to or subtracts from the Conversion Price immediately prior to the making of such adjustment at least $.02. Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 5 and not previously made, would result in a minimum adjustment. For the purpose

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of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

         In computing adjustments under this Section, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

         CHANGES IN COMMON STOCK, CONSOLIDATION, MERGER OR SALE. In case at any time and from time to time the Company shall be a party to any transaction including, without limitation, a merger or consolidation with or into another entity, a sale of all or substantially all of the Company's assets to another entity, a liquidation, or a recapitalization or reclassification of the Common Stock (each such transaction being hereinafter referred to as a "Transaction"), and such Transaction if effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) cash, stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition to such Transaction, lawful and adequate provision will be made whereby the Holder of this Note will thereafter have the right to acquire and receive in lieu of the shares of Common Stock immediately theretofore acquirable and receivable upon the exchange of such holder's Note, such cash, shares of stock, securities or assets as may be issuable or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exchange of such Holder's Note had such Transaction not taken place (subject to adjustments from and after the consummation of such Transaction as nearly equivalent as possible to the adjustments provided for in this Section 5). The Company will not effect any Transaction unless, prior to the consummation thereof, each person that may be required to deliver any cash, securities or other property upon the exchange of Notes as provided herein shall assume, by written instrument delivered to each Holder of Notes, the obligation to deliver to such Holder such cash, securities or other property as in accordance with the foregoing provisions such Holder may be entitled to receive. The foregoing provisions of this Section 5 shall similarly apply to successive mergers, consolidations, sales of assets, liquidations, recapitalization and reclassifications.

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         NOTICE OF CERTAIN ACTIONS. If, while this Note remains outstanding, the
Company shall propose to take any action that would require an adjustment pursuant to this Section 5, then the Company shall cause to be mailed by certified mail to the Holder, at least ten (10) days prior to the applicable record date, a notice describing such action.

         6. EVENTS OF DEFAULT; REMEDIES.

         EVENTS OF DEFAULT; ACCELERATION. If any of the following conditions or events ("Events of Default") shall occur (whether voluntary or involuntary or arising by operation of law or otherwise):

         the Company shall default in the payment of any principal or interest under this Note, or any other Note given in connection with the transaction contemplated hereby;

         the Company (i) files, or consents by answer (or failure to contest) or otherwise to the filing against it of, a petition for relief or reorganization or arrangement of any other petition in bankruptcy, for liquidation or dissolution or to take advantage of any present or future bankruptcy or insolvency law of any jurisdiction, (ii) make an assignment for the benefit of its creditors, (iii) seek or consent to the appointment of a custodian, receiver, trustee, liquidator or other officer with similar powers of itself or of any substantial part of its property, (iv) be adjudicated a bankrupt or an insolvent or be liquidated or dissolved, or (v) take corporate action for the purpose of any of the foregoing; then, the unpaid principal amount of this Note, together with the interest accrued thereon as well as any unpaid principal and accrued interest on any other Note given in connection herewith and shall automatically become and be due and payable, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Company.

         REMEDIES ON DEFAULT. If any Event of Default shall have occurred and be continuing for a period of ten (10) days, the Holder of this Note may proceed to protect and enforce the rights available to such Holder either by an action at law, suit in equity or both, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any

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of the terms hereof, or in aid of the exercise of any power granted hereby or by law or otherwise. The Company will pay the Holder all such further amounts to cover the cost and expenses of collection including, without limitation, reasonable attorneys' fees, expenses and disbursements.

         REMEDIES NOT WAIVED. No course of dealing and no delay on the part of Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Holder's rights, powers or remedies.

         REMEDIES NOT CUMULATIVE. No right, power or remedy conferred upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

         7. RANKING. This Note shall rank senior to all other indebtedness of the Company, whether now outstanding or issued in the future.

         8. SECURITY. This repayment of this Note shall be collateralized by the Company's rights in the Howdy Doody library. The Company agrees to execute all documents requested by Holder with respect to such security interest within two business days of written request by Holder.

         9. MODIFICATION AND WAIVER.

         The rights and obligations of the Company may not be modified or waived, except in writing signed by the Company and the Holder.

         10. GOVERNING LAW.

         This Note shall be governed by and construed in accordance with the substantive laws of the State of Florida without reference to its principles governing conflicts of law. In the event of any proceeding to recover amounts owing, the prevailing party shall be paid all its costs and expenses including reasonable attorneys' fees, up to $10,000.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

Date:  January 4, 2003

                                               SHUTTERPORT, INC.



                                               By: /S/ MARTIN BERNS

                                               Martin Berns, President


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